Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Prudential Investment Portfolios 12 of our report dated December 18, 2023, relating to the financial statements and financial highlights, which appears in PGIM Global Real Estate Fund's Annual Report on Form N-CSR for the year ended October 31, 2023. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York

February 9, 2024

Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Prudential Investment Portfolios 12 of our report dated December 18, 2023, relating to the financial statements and financial highlights, which appears in PGIM Jennison Technology Fund's Annual Report on Form N-CSR for the year ended October 31, 2023. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York

February 9, 2024

Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Prudential Investment Portfolios 12 of our report dated December 18, 2023, relating to the financial statements and financial highlights, which appears in PGIM Jennison NextGeneration Global Opportunities Fund's Annual Report on Form N-CSR for the year ended October 31, 2023. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York

February 9, 2024

Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Prudential Investment Portfolios 12 of our report dated December 18, 2023, relating to the financial statements and financial highlights, which appears in PGIM Jennison International Small-Mid Cap Opportunities Fund's Annual Report on Form N-CSR for the year ended October 31, 2023. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York

February 9, 2024